UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

RERAISE GAMING CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-1592411	46-3787845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7582 Las Vegas Blvd South Ste. 213
Las Vegas, Nevada 89119
(Address of principal executive offices, including zip code)

(702) 514-7111
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant

Sadler, Gibb & Associates, LLC

On August 12, 2015, Sadler, Gibb & Associates, LLC resigned as the Company’s independent registered public accounting firm.  The decision was approved by the Company’s Board of Directors.

Sadler, Gibb & Associates, LLC issued an audit report on the Company’s financial statements for the years ended December 31, 2014.

The Sadler, Gibb & Associates, LLC report on the financial statements of the Company for the past year did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Sadler, Gibb & Associates, LLC report on the financial statements of the Company for the past year contained going concern explanatory paragraphs.

During the Company’s most recent fiscal year and any subsequent interim period preceding Sadler, Gibb & Associates, LLC’s resignation, there were no reportable events or disagreements with Sadler, Gibb & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Sadler, Gibb & Associates, LLC, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Sadler, Gibb & Associates, LLC, and requested that Sadler, Gibb & Associates, LLC furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Sadler, Gibb & Associates, LLC agrees with the statements made by the Company and, if not, stating the respects in which Sadler, Gibb & Associates, LLC does not agree.

A copy of Sadler, Gibb & Associates, LLC’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On August 12, 2015, the Board of Directors, of the Company approved the appointment of MaloneBailey.as the Company's new independent registered public accounting firm for the Company's 2015 fiscal year, subject to the completion of final acceptance procedures. On   August 12, 2015, this process was completed and the Company engaged MaloneBailey.

During the most recent fiscal years and the interim period preceding our engagement of MaloneBailey, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

•	Item 9.01. Financial Statements and Exhibits

•	(d) Exhibits

•	16.1 Letter from Sadler, Gibb & Associates, LLC.*

2

 Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Rersiae Gaming Corporation

/s/ Mr. Ron Camacho

Mr. Ron Camacho Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Ron Camacho
Chief Financial Officer
(Principal Financial Officer)

Dated: August 13, 2015

3